Exhibit 10.11

SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is made as of the 1st day of December, 2014 (the “Effective Date”), by and between EPT MAD RIVER, INC., a Missouri corporation (“Landlord”) and MAD RIVER MOUNTAIN, INC., a Missouri corporation (“Tenant”).

RECITALS

A.                                    Reference is made to that certain Lease Agreement dated as of November 17, 2005 (the “Original Lease”), by and between Landlord and Tenant, Landlord leased to Tenant and Tenant leased from Landlord certain premises located on real property in the Village of Valley Hi, Logan County, Ohio, as more particularly described in the Original Lease.

B.                                    The Original Lease was modified and amended pursuant to that certain First Amendment to Lease dated June 30, 2006 (as further amended by this Amendment, collectively referred to herein as the “Lease”).

C.                                    Landlord and Tenant desire to enter into this Amendment to extend the term of the Lease and to establish the Annual Fixed Rent for such term as set forth below.

NOW, THEREFORE, in consideration of the above recitals, the terms, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree as follows:

1.                                      Defined Terms.  Defined terms not otherwise defined herein shall have the meaning given to such term in the Lease.

2.                                      Incorporation of Recitals.  The foregoing recitals are hereby incorporated herein by reference.

3.                                      Term.  Landlord and Tenant acknowledge that the Term of the Lease is set to expire on December 31, 2026.  Landlord and Tenant agree that the Term of the Lease is hereby extended beyond its scheduled expiration date of December 31, 2026, for a period of eight additional years, commencing on January 1, 2027 (the “Extended Term Commencement Date”), and running through December 31, 2034 (the “Extended Term”) on the same terms as set forth in the Lease.  Tenant shall have no further options to extend the Lease.

4.                                      Counterparts.   This Amendment may be executed at different times and in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic mail shall be as effective as delivery of a manually executed counterpart of this Amendment.  In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

5.                                      Successors and Assigns.  This Amendment shall inure to the benefit of and be binding upon Landlord and Tenant and their respective representatives, successors and assigns.

6.                                      Affirmation of Lease.  All other terms and provisions of the Lease that are not specifically modified by this Amendment shall remain in full force and effect, unmodified by the terms of this Amendment.  All references herein or in the Lease to the “Lease” shall mean and refer to the Lease as amended by this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed as of the day and year first above written.

“Landlord”		“Tenant”

EPT MAD RIVER, INC., a Missouri corporation		MAD RIVER MOUNTAIN, INC., a Missouri corporation

By:	/s/ Gregory K. Silvers	By:	/s/ Stephen J. Mueller
Gregory K. Silvers, Vice President		Stephen J. Mueller, Vice President

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GUARANTOR’S CONSENT

The undersigned Guarantor of the Lease hereby (i) acknowledges and consents to the terms of the foregoing Amendment, (ii) reaffirms the full force and effect of its Guaranty dated November 17, 2005 (the “Guaranty”), as of the day and year first above written, and (iii) agrees that the Guaranty guarantees payment and performance of all Obligations, as defined in the Guaranty, as modified pursuant to this Amendment.

PEAK RESORTS, INC.,
a Missouri corporation

By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice President

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